DOBI MEDICAL INTERNATIONAL, INC.

                            2000 STOCK INCENTIVE PLAN
         (as adopted and assumed from DOBI Medical Systems, Inc., and as amended)

                     (As amended through December 10, 2003)

     1. Purpose. The purpose of the DOBI Medical International, Inc., 2000 Stock Incentive Plan as amended through December 10, 2003 (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain ownership of Stock, or be paid incentive compensation measured by reference to the value of the Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between the shareholders of the Company and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. This Plan also provides for granting Incentive Stock Options to the extent that Section 422 of the Code or such other applicable Section becomes available to give favorable or preferred tax treatment to the grant of Stock. Capitalized terms not defined in the text are defined in Section 24.

     2. Stock Subject to The Plan. Subject to Section 18, the total number of Stock reserved and available for grant and issuance pursuant to this Plan will be the greater of (i) 15% of Common Stock outstanding (determined on a fully diluted basis exclusive of Common Stock issued or issuable pursuant to options and other awards granted under the Plan) or (ii) 5,630,000 shares of Common Stock. At all times the Company shall reserve and keep available a sufficient number of Stock as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. Stock that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Stock, (b) reserved for issuance or issued under an Award granted hereunder but have been forfeited or repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Stock being issued, shall again be available for issuance.

     3. Eligibility. Awards may be granted to employees, officers, managers, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

     4. Administration.

     4.1. Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                        (a)   select persons to receive Awards;

                        (b) determine the nature, extent, form and terms of Awards and the number of Stock or other consideration subject to Awards;

                        (c) subject to the provisions of Section 4.3, determine the vesting, exercisability and payment of Awards;

                        (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                        (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                        (f)   prescribe, amend and rescind rules and
                              regulations relating to this Plan or any Award;

                        (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                        (h)   grant waivers of Plan or Award conditions;

                        (i)   determine whether an Award has been earned;

                        (j)   accelerate the vesting of any Award; and

                        (k) make all other determinations necessary or advisable for the administration of this Plan.

                        The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                   4.2. Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

                   4.3. Vesting of Options. Unless an alternative vesting period is provided by the Committee with respect to any particular Award of Options under this Plan,


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25% of each Award of Options shall vest upon the first anniversary of each
Award, and a like amount shall vest on each subsequent anniversary.

                   5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "incentive Stock options" which may give favorable or preferred tax treatment to the Grantee to the extent that Section 422 of the Code or such other applicable section becomes available ("ISO's") or Nonqualified Stock Options ("NQSO's"), the number of shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                   5.1. Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                   5.2. Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of Stockholders of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee determines.

                   5.3. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 75% of the Fair Market Value of the Stock on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Stock on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Stock on the date of grant. Payment for the Stock purchased shall be made in accordance with Section 8 of this Plan.

                   5.4. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                   5.5. Method of Exercise. Options may be exercised only by delivery to the Company of a written option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Stock being purchased, the restrictions imposed on the Stock purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Stock being purchased.

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

                   5.6. Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                        (a) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated for any reason except death, Disability, Retirement, for Cause, or Voluntary Termination (as defined below), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                              NQSO), but in any event, no later than the expiration date of the Options.

                        (b) If the Participant is an employee, a manager or a director at the time an Award is made and such Participant voluntarily terminates employment with the Company (a "Voluntary Termination"), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than one (1) month after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                              NQSO), but in any event, no later than the expiration date of the Options.

                        (c) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated because of Participant's death or Disability, then Participant's Options shall vest in full, notwithstanding such Participant's then applicable vesting schedule, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                        (d) If the Participant is an employee, a manager or a director at the time an Award is made and Termination occurs because of Participant's Retirement, then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date, together with such number of Options as are scheduled to vest at the next regularly scheduled vesting date in accordance with the specific provisions of the vesting schedule contained in such Participant's Award Agreement, provided that such regularly scheduled vesting date would have occurred not later than


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


                              twelve (12) months after the Termination Date, no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                        (e)   Notwithstanding the provisions in paragraph
                              5.6(a) above, if a Participant is an employee and is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Stock whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                        (f) If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

                   5.7. Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Stock with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Stock on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Stock to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated hereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Stock permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                   5.8. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that, except as expressly provided for in this Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may, by a written notice to affected Participants, reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below


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the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                   5.9. Limitations on Exercise. The Committee may specify a reasonable minimum number of Stock that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Stock for which it is then exercisable.

                   6. Restricted Stock Award. A Restricted Stock Award is an offer by the Company to sell to an eligible person (a "Participant-Offeree") Stock that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Stock the Participant-Offeree may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Stock will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                   6.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant-Offeree) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Participant-Offeree shall evidence his or her acceptance of the offer of Restricted Stock by executing and delivering the Restricted Stock Purchase Agreement and full payment for the Stock to the Company not later than thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the Participant-Offeree. If the Participant-Offeree does not execute and deliver the Restricted Stock Purchase Agreement and tender full payment for the Stock to the Company within said thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                   6.2. Purchase Price. The Purchase Price of Stock sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted.

                   6.3. Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

                   6.4. Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:


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                   "Transfer of this certificate and the Stock represented
hereby is restricted pursuant to the terms of a Restricted Stock Purchase Agreement, dated as of _______, between the Company and ____________, and the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time. A copy of the Certificate of Incorporation and Bylaws are on file at the principal executive offices of the Company."

                   Appropriate stop-transfer orders with respect to Restricted Stock shall be entered on the Company's Stockholder records and/or with the Company's transfer agent and registrar; provided, however, that the failure or refusal to enter any stop-transfer order shall not be construed as a modification or waiver of any provision of the Plan, the Award Agreement, or otherwise.

                   6.5. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Stock, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

                   7.   Stock Bonuses.

                   7.1. Awards of Stock Bonuses. A Stock Bonus is an award of Stock (which may consist, in whole or in part, of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement by the Company, Parent or Subsidiary and/or individual of Performance Factors or such other criteria as the Committee may determine.

                   7.2. Terms of Stock Bonuses. The Committee will determine the number of Stock to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus;
(b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Stock may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the Performance Factors applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.


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

                   7.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Stock or a combination thereof, either in a lump sum payment or in installments, all as the Committee may determine.

                   8.   Payment For Stock Purchases.

                   8.1. Payment. Payment for Stock purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                        (a) by cancellation of indebtedness of the Company to the Participant;

                        (b) by surrender of Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such Stock were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Stock); or (2) were obtained by Participant in the public market;

                        (c) by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock;

                        (d) by waiver of compensation due or accrued to the Participant for services rendered;

                        (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's Stock exists:

                        (f) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and sell a portion of the Stock so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company; or

                        (g)   through a "margin" commitment from the
                              Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of


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                              such Stock to forward the Exercise Price directly
                              to the Company; or

                        (h)   by any combination of the foregoing.

                   9.   Withholding Taxes.

                   9.1. Withholding Generally. Whenever Stock are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Stock. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                   9.2. Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Stock to be issued that number of Stock having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Stock withheld for this purpose will be made in accordance with the requirements established by the Committee and shall be in writing in a form acceptable to the Committee.
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                   10.  Privileges of Stock Ownership. No Participant will
        have any of the rights of a Stockholder with respect to any Stock Option until the Participant has exercised his Stock Option, paid for the Stock, and the Stock has been issued to the Participant. Thereafter, the Participant will be a Stockholder and have all the rights of Stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock; provided, that if such Stock are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Stock by virtue of a dividend of Stock, split of Stock or any other change in the legal or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Stock that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12 hereof.

                   11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by any Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, except as determined by the Committee and expressly set forth in the Award Agreement.

                   12. Restrictions on Stock. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Stock held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Stock under this Plan, for cash


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        and/or cancellation of purchase money indebtedness, at the Participant's
        Exercise Price or Purchase Price, as the case may be.

                   13. Certificates. All certificates for Stock or other securities delivered under this Plan will be subject to such stop-transfer orders, legends and other restrictions consistent with the terms of the Awards as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Stock may be listed or quoted.

                   14. Escrow; Pledge of Stock. To enforce any restrictions on a Participant's Stock, the Committee may require the Participant to deposit all certificates representing Stock, together with powers of attorney or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Stock under this Plan will be required to pledge and deposit with the Company all or part of the Stock so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Stock or other collateral. In connection with any pledge of the Stock, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Stock purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                   15. Exchange And Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Stock (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                   16. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Stock may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Stock under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Stock under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                   17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship with the Company at any time, with or without cause.

                   18.  Corporate Transactions.

                   18.1. Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

                              (i)  the successor company in any Change-of-
                              Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

                                   (1)  substitute equivalent Options or Awards
                              or provide substantially similar consideration to Participants as was provided to Stockholders (after taking into account the existing provisions of the Awards), or

                                   (2)  issue, in place of outstanding Stock of
                              the Company held by the Participant, substantially similar Stock or other property subject to repurchase restrictions no less favorable to the Participant.

                              (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

                   18.2. Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

                   18.3. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Stock issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                   18.4.      Adjustment of Stock in Certain Capital Changes.

                        (a)   Upon the occurrence of a Change-of-Control
                              Event, an extraordinary transaction or other event or circumstance affecting the Stock shall occur, including, but not limited to, any distribution (whether in the form of cash, Stock or other property), reorganization or conversion into a corporation, recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, Stock exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of Stock or other securities or property which may thereafter be issued in connection with Awards, (ii) the number and kind of Stock or other securities or property issued or issuable in respect of outstanding Awards, (iii) the exercise price relating to any Award, and (iv) the number and kind of Stock or other securities reserved for issuance under this Plan, and (B) canceling outstanding Awards in exchange for replacement awards or cash, in such amounts or for such price as the Committee may determine as fair, in its sole discretion, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain ISOs' subsequent to any such adjustment, such adjustment shall be made in accordance with Section 424 of the Code.

                        (b) If the Company engages in a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation, the Options and Awards outstanding immediately prior to the consummation of transaction shall be treated by the surviving company in such transaction in the same manner as specified in Section 18.1(b)(i)(1).

                   19. Adoption and Stockholder Approval. This Plan became effective on December 18, 2002, the date that this Plan was approved by the Stockholders of the Company, consistent with applicable laws (the "Effective Date").

                   20. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of Stockholder approval.

                   21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the Stockholders of the Company, amend this Plan in any manner that requires such Stockholder approval.

                   22. Effect of Section 162(m) of the Code. The Plan and all Awards issued there under are intended to be exempt from the application of
Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without Stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any Stockholder approval required under
Section 162(m) of the Code has been obtained.

                   23.  General.

                   23.1. Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of Stock acquired under any Award, provisions giving the Company the right to repurchase Stock acquired under any Award in the event the Participant elects to dispose of such Stock, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

                   23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

                   23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                   23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor or is otherwise legally incompetent or incapacitated, or has died, then any payment due to such person or such person's estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefore.

                   23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or Manager of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Operating Agreement or other governing or charter documents, or as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                   23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                   23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                   23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                   23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                   23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

                   23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women. 23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                   23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

                   23.14. Nonexclusively of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the Stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of Stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                   24. Definitions. As used in this Plan, the following terms will have the following meanings:

                        "Affiliate" means any affiliate of the Company within the meaning of 17 CFR ss. 230.405.

                  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                   "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                   "Board" means the Board of Directors of the Company.

                   "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six (6) months or more.

                   "Change-of-Control Event" means any one or more of the following:

                        (i)   a dissolution or liquidation of the Company,

                        (ii)  a merger or consolidation in which the
                        Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, are in corporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Stockholders of the Company or their relative Stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

                        (iii) a merger in which the Company is the surviving corporation but after which the Stockholders of the Company immediately prior to such merger (other than any Stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Stock or other equity interest in the Company,

                        (iv) the sale of substantially all of the assets of the Company, or

                        (v) the acquisition, sale, or transfer of more than 50% of the outstanding Stock of the Company by tender offer or similar transaction.

                   Notwithstanding the foregoing, a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation shall not, by itself, constitute a Change-of-Control Event.

                   "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                   "Committee" means (i) the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or (ii) the Board. If no Committee has been appointed, or if no Committee is serving as such, any reference to the Committee shall include the Board.

                   "Company" means DOBI Medical Systems, Inc., a Delaware corporation, and any successor thereto.

                   "Director" means a person who is a director of the Board of Directors of the Company.

                   "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

                   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   "Exercise Price" means the price at which a holder of an Option may purchase the Stock issuable upon exercise of the Option.

                   "Fair Market Value" means, as of any date, the value of a Stock determined as follows:

                   (a) if such Stock are then quoted on the NASDAQ National Market, the closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                   (b) if such Stock are publicly traded and are then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Stock are listed or admitted to trading as reported in The Wall Street Journal;

                   (c) if such Stock are publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith;

                   (d) if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

                   "ISO" has the meaning set forth in Section 5.

                   "Insider" means an officer or Manager of the Company or any other person whose transactions in the Company's securities would be subject to
Section 16 of the Exchange Act if the Company were subject to the reporting requirements of the Exchange Act.

                   "NQSO" has the meaning set forth in Section 5.

                   "Option" means an award of an option to purchase Stock pursuant to Section 5.

                   "Outside Director" means a person who is (i) a member of the Board of Directors of the Company, (ii) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and (iii) an "outside director" within the meaning of Section 162(m) of the Code.

                   "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

                   "Participant" means a person who receives an Award under this Plan.

                   "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                   24.2.

                   (a)  Net revenue and/or net revenue growth;

                   (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                   (c)  Operating income and/or operating income growth;

                   (d)  Net income and/or net income growth;

                   (e)  Earnings per share and/or earnings per share growth;

                   (f) Total Stockholder return and/or total Stockholder return growth;

                   (g)  Return on equity;

                   (h)  Operating cash flow return on income;

                   (i)  Adjusted operating cash flow return on income;

                   (j)  Economic value added;

                   (k)  Individual confidential business objectives;

                   (l)  Successful capital raises;

                   (m)  Obtaining standard FDA approvals;

                   (n)  Completion of product development;

                   (o)  Recruiting key employees;

                   (p)  Actual shipments expressed in Stock or dollars;

                   (q)  Successful completion of an audit;

                   (r)  Sales levels; and

                   (s) Other factors deemed reasonable and appropriate by the Committee.

                   "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

                   "Plan" means this DOBI Medical Systems, Inc., 2000 Stock Incentive Plan, as amended from time to time.

                   "Restricted Stock Award" means an award of Stock pursuant to
Section 6.

                   "Retirement" shall mean retirement pursuant to the retirement policy developed by the Committee, if any, as may be applicable at the time that a Participant in question voluntarily ceases to be an employee, manager or director of the Company following attaining retirement age, which retirement age shall initially be set at age 65, unless and until the Committee in its discretion determines otherwise.

                   "SEC" means the Securities and Exchange Commission.

                   "Securities Act" means the Securities Act of 1933, as amended.

                   "Stockholder" means any holder of the Company's Blank Check Preferred Stock, its Class A Preferred Shares, or its Common Stock, as defined in the Company's Certificate of Incorporation, as it may be amended from time to time, which stock has been duly authorized and validly issued.

                   "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

                   "Ten Percent Stockholder" has the meaning set forth in
Section 5.2.

                   "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director Manager, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                   "Stock" means the common stock of the Company having a par value of $0.001 per share, and as defined in the Company's Certificate of Incorporation, as it maybe amended from time to time, which Stock has been or is hereafter reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18 hereof, and any successor security.

                   "Stock Bonus" means an award of Stock, or cash in lieu of Stock, pursuant to Section 7.

                   "Unvested Stock" means "Unvested Stock" as defined in the Award Agreement.


                   "Vested Stock" means "Vested Stock" as defined in the Award Agreement.